EXHIBIT 32.2
APPLIED MATERIALS, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
In connection with the Quarterly Report on Form 10-Q of Applied Materials, Inc. for the period ended January 27, 2013, I, George S. Davis, Executive Vice President, Chief Financial Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. the Form 10-Q for the period ended January 27, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in the Form 10-Q for the period ended January 27, 2013 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.

Date: February 21, 2013

/s/ GEORGE S. DAVIS
George S. Davis
Executive Vice President, Chief Financial Officer